Revolving Credit Facility (Details) (USD $) In Millions	6 Months Ended	12 Months Ended
	Jul. 31, 2011	Jan. 31, 2011
Unsecured borrowing capacity	$ 750	$ 750
Revolving credit facility, financial covenants description		The financial covenants contained in the revolving credit facility required the maintenance of a ratio of consolidated funded debt to earnings before interest, taxes, depreciation and amortization (EBITDA) adjusted for other items as defined in the credit facility of not more than 3.0 to 1.0 and a ratio of EBITDA adjusted for other items as defined in the credit facility to interest expense of greater than 3.5 to 1.0 for a period of four trailing fiscal quarters.
Credit facility, maturity date	2016	2016
Guarantee of Indebtedness of Others [Member]
Credit facility, maturity date		2016